UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 9, 2004
                                                     ----------------



                                    XRG, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-49659              58-2583457
        --------                     -------              ----------
   (State or other                (Commission           (IRS Employer
    jurisdiction of                 File No.)            Identification
    incorporation)                                          Number)


  601 Cleveland St., Suite 820, Clearwater, Florida       33755
  -------------------------------------------------       -----
       (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (727) 475-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

_    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.
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Stock Purchase Agreement
------------------------

         On November 9, 2004, XRG, Inc. ("XRG"), completed a private placement for the sale of 38,450,000 shares of its common stock at $.10 per share pursuant to a stock purchase agreement. Under the agreement, XRG issued Common Stock Purchase Warrants representing the right to purchase 15,800,000 shares of Common Stock at $0.10 per share for a five-year term. The aggregate gross proceeds of the private placement were approximately $3.85 million.

         XRG has agreed to register, under the Securities Act of 1933, the shares issued and sold under the stock purchase agreement for resale by the investors. XRG has agreed to file with the Securities and Exchange Commission the registration statement with respect to this registration and to use its best efforts to cause the registration statement to become effective within 90 days. Accordingly, if (i) the Registration Statement is not filed on or before the Filing Date, (ii) the Registration Statement is not declared effective on or before the Effective Date, or (iii) the Registration Statement is not declared effective within three (3) business days after receipt by the Company of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, or (iv) the Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded within ten (10) business days by an effective replacement or amended registration statement) for a period of time which shall exceed 30 days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) or more than 20 consecutive days, then for each thirty (30) days of the pendency of such event, the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to one percent (1%) of the Purchase Price of the Shares and Warrant Shares owned of record by such holder as of and during the pendency of such Non-Registration Event which are subject to such Non-Registration Event. XRG has also made other customary agreements regarding this registration, including matters relating to indemnification; maintenance of the registration statement; payment of expenses; and compliance with state "blue sky" laws.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


None

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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           XRG, Inc.



Date:     November 9, 2004                 By:   /s/ Kevin P. Brennan
                                                 --------------------
                                                     Kevin P. Brennan
                                                     Chief Executive Officer

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